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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                         INSURANCE AUTO AUCTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         [INSURANCE AUTO ACTIONS LOGO]

                         INSURANCE AUTO AUCTIONS, INC.
                            850 EAST ALGONQUIN ROAD
                                   SUITE 100
                              SCHAUMBURG, IL 60173

                                  May 14, 2003

Dear Shareholder:

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Insurance Auto Auctions, Inc. (the "Company") to be held on June 18, 2003 at 10:00 a.m. at the Wyndham Hotel, 400 Park Boulevard, Itasca, Illinois 60143. The formal Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter describe the business to be acted upon.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY TELEPHONE OR OVER THE INTERNET. If you decide to attend the meeting, you may still vote in person even if you have previously submitted a proxy.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          THOMAS C. O'BRIEN
                                          Thomas C. O'Brien
                                          Chief Executive Officer

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL.....................................................    1
     Record Date, Voting and Share Ownership................    1
     Proxies................................................    1
     Solicitation of Proxies................................    2
     Deadline for Receipt of Shareholder Proposals..........    2

MATTERS TO BE CONSIDERED AT ANNUAL MEETING..................    2
  PROPOSAL ONE -- ELECTION OF DIRECTORS.....................    2
     Nominees...............................................    3
     Board and Committee Information........................    4
     Corporate Governance...................................    4
     Report of the Audit Committee..........................    5
     Directors Compensation.................................    5
     Executive Compensation.................................    6
     Stock Options..........................................    7
     Report of Compensation Committee.......................    8
     Performance Graph......................................   10
     Employment Contracts and Change-In-Control
      Arrangements..........................................   11
     Executive Severance Plan...............................   12
     Change of Control Employment Agreement.................   12
     Certain Relationship and Related Transactions..........   13
  PROPOSAL TWO -- ADOPTION OF 2003 STOCK INCENTIVE PLAN.....   13
     Accounting Treatment...................................   18
  PROPOSAL THREE -- RATIFICATION OF INDEPENDENT AUDITORS....   19
     Independent Accountant Fees............................   19

OWNERSHIP OF SECURITIES.....................................   20

ANNUAL REPORT...............................................   23

ADDITIONAL INFORMATION AVAILABLE............................   23

OTHER MATTERS...............................................   24

                         INSURANCE AUTO AUCTIONS, INC.
                            850 EAST ALGONQUIN ROAD
                                   SUITE 100
                           SCHAUMBURG, ILLINOIS 60173

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 18, 2003

     The 2003 Annual Meeting of Shareholders (the "Annual Meeting") of Insurance Auto Auctions, Inc. (the "Company") will be held on June 18, 2003 at 10:00 a.m. at the Wyndham Hotel, 400 Park Boulevard, Itasca, Illinois 60143, for the following purposes:

          1. To elect seven Directors of the Company to serve until the next annual meeting or until their successors have been elected and qualified;

          2. To approve the adoption of a new 2003 Stock Incentive Plan (the "2003 Plan") to replace the existing 1991 Stock Option Plan as amended and restated (the "1991 Plan");

          3. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 28, 2003; and

          4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 24, 2003 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at Illinois Corporation Service Co., 700 S. 2nd Street, Springfield, IL 62704 and at the Company's headquarters at 850 East Algonquin Road, Suite 100, Schaumburg, IL 60173, during regular business hours until the Annual Meeting.

     Please read carefully the following Proxy Statement, which describes the matters to be voted upon at the Annual Meeting, and then complete, sign and return your proxy as promptly as possible. You may also submit your proxy by telephone or over the Internet. Should you receive more than one proxy because your shares are registered in different names, each proxy should be submitted to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ THOMAS C. O'BRIEN
                                          Thomas C. O'Brien
                                          Chief Executive Officer

Schaumburg, Illinois
May 14, 2003

                             YOUR VOTE IS IMPORTANT

       WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE
              AS SOON AS POSSIBLE BY INTERNET, TELEPHONE OR MAIL.

                         INSURANCE AUTO AUCTIONS, INC.
                            850 EAST ALGONQUIN ROAD
                                   SUITE 100
                           SCHAUMBURG, ILLINOIS 60173

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 18, 2003

                                    GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Insurance Auto Auctions, Inc., an Illinois corporation (the "Company"), for use at the 2003 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on June 18, 2003 at 10:00 a.m. at the Wyndham Hotel, 400 Park Boulevard, Itasca, Illinois 60143. Shareholders of record on April 24, 2003 will be entitled to notice of and to vote at the Annual Meeting.

     This Proxy Statement and accompanying proxy and Notice of Annual Meeting are first being mailed to shareholders on or about May 14, 2003.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

RECORD DATE, VOTING AND SHARE OWNERSHIP

     On April 24, 2003, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 11,548,719 shares of Common Stock outstanding. No shares of the Company's Preferred Stock are outstanding. Each shareholder is entitled to one vote for each share of Common Stock held by such shareholder. A majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for consideration of such matter at the Annual Meeting. The seven candidates for election as directors receiving the highest number of votes (and who each receive the affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting) will be elected directors of the Company. The other matters submitted for shareholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of the shares represented and entitled to vote on each such matter. No cumulative voting will be allowed for any of the matters to be voted on at the meeting. Abstentions with respect to any matter are treated as shares represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained.

PROXIES

     Shareholders may submit their proxies in writing or by telephone or over the Internet. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. These procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. Instructions for voting by telephone and over the Internet are presented on the proxy card. When properly completed and returned to the Company or properly submitted by telephone or over the Internet, the proxy will be voted as marked on the proxy or as submitted by telephone or over the Internet. If no instructions are given, all the shares represented by this proxy will be voted FOR the election of each of the nominees as directors, FOR the adoption of the 2003 Stock Incentive Plan and FOR ratification of the appointment of KPMG LLP as the Company's independent auditors.

     Any person giving a proxy has the power to revoke such proxy at any time before its exercise. It may be revoked by filing with the Chief Financial Officer of the Company at the Company's headquarters at 850 East Algonquin Road, Suite 100, Schaumburg, IL 60173, a notice of revocation or another signed proxy with a later date. A proxy may also be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy, a vote must be cast at the Annual Meeting.

SOLICITATION OF PROXIES

     The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, personal interview or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to directors, officers, or employees of the Company for any such services. Also, the Company has retained Georgeson Shareholder to assist in soliciting proxies. The Company will pay Georgeson Shareholder a fee of approximately $6,500 plus expenses for its services.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company pursuant to Rule 14a-8 that are intended to be presented by such shareholders at the Company's 2004 Annual Meeting must be received by the Company at its principal executive offices no later than December 31, 2003 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting. In addition, shareholders wishing to bring a proposal before the Annual Meeting in 2004 (but not include it in the Proxy Statement) must provide notice of the proposal to the Company on or before March 31, 2004. The Company may exercise discretionary authority with respect to any Shareholder proposals received by the Company after March 31, 2004.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

     The Board of Directors has nominated the seven nominees listed below (the "Nominees") for election as directors to hold office until the next annual meeting or until their respective successors are duly elected and qualified. As of the date of this Proxy Statement, each person nominated for election has agreed to serve if elected and the Board of Directors has no reason to believe that any Nominee will be unavailable to serve. In the event that any Nominee should become unavailable for election, the Board of Directors may designate a substitute nominee, in which event the shares represented by proxies at the meeting will be voted for such substitute nominee, unless an instruction to the contrary is indicated on the proxy. Unless otherwise instructed in the proxy, the proxy holders will vote the proxies received by them FOR each of the Nominees. The seven individuals receiving the highest number of votes at the Annual Meeting (and who each receive the affirmative vote of a majority of the shares represented and entitled to vote) will be elected directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS FOR THE COMPANY UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

NOMINEES

     Set forth below is information regarding the Directors of the Company, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they were or are selected as Directors and their ages as of March 31, 2003:

                                                                    YEAR FIRST ELECTED OR
DIRECTORS                                                     AGE    APPOINTED DIRECTOR
---------                                                     ---   ---------------------
Thomas C. O'Brien...........................................  49            2000
Maurice A. Cocca(1)(2)(3)...................................  59            1997
Peter H. Kamin(1)...........................................  41            1999
Philip B. Livingston........................................  46            2003
Melvin R. Martin............................................  72            1992
Jeffrey W. Ubben(2)(3)......................................  41            2001
John K. Wilcox(1)...........................................  67            1998

---------------

(1) Member of Audit Committee

(2) Member of Compensation Committee

(3) Member of Governance Committee

     THOMAS C. O'BRIEN became President and Chief Executive Officer in November 2000. As President and Chief Executive Officer, Mr. O'Brien oversees the Company's overall corporate administration as well as strategic planning. Prior to joining the Company, Mr. O'Brien served as President of Thomas O'Brien & Associates from 1999 to 2000, Executive Vice President of Safelite Glass Corporation from 1998 to 1999, Executive Vice President of Vistar, Inc. from 1996 to 1997 and President of U.S.A. Glass, Inc. from 1992 to 1996.

     MAURICE A. COCCA has been a Director of the Company since February 1997. From November 1993 to November 1995, Mr. Cocca was Managing Director of The Fisons Laboratory Supplies Division of Fisons PLC. This Division is a distributor of laboratory supplies that was later acquired by Fisher Scientific. Mr. Cocca served as Vice Chairman of J & W Scientific Holdings from April 1996 through April 2000.

     PETER H. KAMIN became a Director of the Company again in February 2001. Mr. Kamin had previously served as a director from January 1999 through October 2000. In July 2000, Mr. Kamin joined, as a founding partner, ValueAct Capital Partners, L.P. From January 1992 to July 2000, Mr. Kamin was a Partner of Peak Investment, L.P. Mr. Kamin is also a director of LeCroy, Inc. and One Source Information Services, Inc.

     PHILIP B. LIVINGSTON became a Director of the Company in March 2003. Also in March 2003, Mr. Livingston became Chief Financial Officer and a member of the Board of Directors of World Wrestling Entertainment, Inc. World Wrestling Entertainment, Inc. is an integrated media and entertainment company. Mr. Livingston served as President and Chief Executive Officer of Financial Executives International (FEI) from January 1999 to April 2003. From 1995 to 1998 Mr. Livingston served as Senior Vice President and Chief Financial Officer of Catalina Marketing Corporation.

     MELVIN R. MARTIN has been a Director of the Company since January 1992. Since December 1992, Mr. Martin has been a General Partner of MRM Investments Limited Partnership, owners and operators of rental properties.

     JEFFREY W. UBBEN became a Director of the Company in February 2001. Mr. Ubben is the founder and Managing Partner of ValueAct Capital Partners, L.P., an investment partnership focused primarily on making a limited number of investments in small capitalization public companies. From 1995 to 2000, Mr. Ubben was Managing Partner of Blum Capital Partners. Mr. Ubben also serves on the Board of Martha Stewart Living Omni-media.

     JOHN K. WILCOX has been a Director of the Company since February 1998. From November 1994 until November 1997, Mr. Wilcox was Group Vice President, personal lines finance and planning of Allstate Insurance Company.

BOARD AND COMMITTEE INFORMATION

     During the fiscal year ended December 29, 2002, the Board of Directors held seven meetings. As of December 29, 2002, the Board of Directors had a standing Audit Committee, Compensation Committee and Governance Committee.

     The Audit Committee is primarily responsible for, among other things, approving the services performed by the Company's independent auditors, reviewing financial statements of the Company, and overseeing the Company's financial reporting processes and its systems of internal controls. The Audit Committee is comprised of three Directors who are not employees of or consultants to the Company. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the listing requirements of the NASDAQ National Market that governs audit committee composition, including the requirement that audit committee members all be independent directors. The Audit Committee consists of Mr. Wilcox, its Chairperson, Mr. Cocca and Mr. Kamin. The Audit Committee held eight meetings during 2002.

     The Compensation Committee is primarily responsible for, among other things, reviewing and approving the Company's compensation policies and setting the compensation levels for those executive officers and employees reporting directly to the Company's Chief Executive Officer. The Compensation Committee is also responsible for the administration of the Company's stock option plans and Employee Stock Purchase Plan. The Compensation Committee currently consists of Mr. Ubben, its Chairperson, Mr. Cocca and Ms. Susan B. Gould. The Compensation Committee held ten meetings during 2002.

     The Governance Committee is primarily responsible for, among other things, the CEO performance evaluation process, conducting searches for new directors and general board governance matters. The Governance Committee consists of Mr. Cocca, its Chairperson, Mr. Joseph F. Mazzella and Mr. Ubben. The Governance Committee held three meetings during 2002. While there is no formal committee procedure for consideration of shareholder recommendations of nominees for Board membership, the Governance Committee will consider nominees recommended by shareholders.

     During 2002, no director attended fewer than 75% of the aggregate number of
(i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of Committees of the Board of Directors on which he or she served that were held during the period for which he or she was a Board or Committee member.

     Ms. Gould and Mr. Mazzella have decided to not stand for re-election to the Board at the Annual Meeting for an additional term. Ms. Gould retires this year after having served on the Board since 1991. Ms. Gould served on the Board's Compensation Committee, having served as the committee's past chairperson. Mr. Mazzella, leaves the Board in order to devote full attention to his position as General Counsel at Highfields Capital Management L.P. Mr. Mazzella first joined the Board in 2000 and served as Chairman of the Board from 2001 through 2003. The Board thanks both Ms. Gould and Mr. Mazzella for their invaluable service and commitment to the Board.

CORPORATE GOVERNANCE

     The Company's Board of Directors has maintained corporate governance policies and has updated them from time to time. The Board has had in place several of the Nasdaq's proposed corporate governance requirements.

  EXISTING CORPORATE GOVERNANCE HIGHLIGHTS

     - The Company's Board has a substantial majority of non-employee directors. Since the Board adopted its corporate governance policies and through fiscal 2002, the non-employee directors have been independent in accordance with those policies.

     - Only non-employee directors comprise the Board's Audit, Compensation and Governance Committees.

     - All of the Audit Committee members meet the current Nasdaq standards for independence, financial literacy and financial management expertise.

     - The Audit Committee hires, determines the compensation of, and decides the scope of services performed by, the Company's independent auditors. It also has the authority to retain outside advisors.

     - The Compensation committee has the authority to retain independent consultants, and, in fiscal 2002, engaged Clark/Bardes to assist it in evaluating the compensation of the Company's executive officers and certain other key employees. It also evaluates the CEO and discusses the evaluation with the full Board in executive session.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors has reviewed and discussed the audited consolidated financial statements of the Company for the year ended December 29, 2002 with management. In addition, we have discussed with KPMG LLP, the independent auditing firm for the Company, the matters required by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

     The Committee also has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Statement No. 1, and has reviewed, evaluated and discussed the written report with that firm and its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

     Based on the foregoing review and discussions and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the audited consolidated financial statements in the Company's Annual Report for the year ended December 29, 2002 on Form 10-K filed with the Securities and Exchange Commission.

     The Audit Committee operates under a written charter adopted by the Board of Directors.

                                AUDIT COMMITTEE

     John K. Wilcox, Chairman        Maurice A. Cocca        Peter H. Kamin

DIRECTORS' COMPENSATION

     Effective in 2003, non-employee Directors are entitled to receive an annual retainer fee of $22,000, a $1,000 fee for each regularly scheduled Board meeting attended in person, a $500 fee for each committee meeting attended in person; a $250 fee for each board and committee meeting attended by phone, an annual fee of $3,000 if such non-employee Director served as the Chairperson of the Compensation or Governance Committee and an annual fee of $10,000 if such non-employee Director served as the Chairperson of the Audit Committee. Non-employee Directors are also reimbursed for expenses incurred in attending such meetings. Employee directors are not compensated for their services as directors of the Company.

     Each non-employee Director is also eligible to receive periodic option grants for shares of the Company's Common Stock pursuant to the automatic option grant program in effect under the Company's 1991 Stock Option Plan as amended and restated. Under this automatic option grant program, each individual who becomes a non-employee Board member is granted an option to purchase 10,000 shares of Common Stock on the date such individual joins the Board. In addition, each non-employee Director is also entitled to receive an automatic option to purchase 5,000 shares of Common Stock on the last business day of the second quarter of each fiscal year during which such individual continues to serve on the Board. Each automatic option grant becomes exercisable in four successive quarterly installments with the first such installment to become exercisable on the last day of the fiscal quarter immediately following the date of grant, provided the non-employee Director continues to serve on the Board. However, each option will become immediately exercisable for all of the option shares in the event of a change of control of the Company.

     Mr. Martin and the Company are parties to an agreement for services pursuant to which Mr. Martin is compensated on a daily basis for consulting services, primarily in the areas of acquisitions and real estate. In 2002, Mr. Martin received no compensation pursuant to the agreement.

EXECUTIVE COMPENSATION

     The following Summary Compensation Table provides certain summary information concerning the compensation earned, for services rendered in all capacities to the Company and its subsidiaries during each of the last three years, by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers in 2002. The individuals whose compensation is disclosed in the following tables are hereafter referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                  ANNUAL COMPENSATION              ------------
                                       -----------------------------------------    SECURITIES
                                                                  OTHER ANNUAL      UNDERLYING         ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR   SALARY($)(1)   BONUS($)   COMPENSATION($)    OPTIONS(#)      COMPENSATION($)
 ---------------------------    ----   ------------   --------   ---------------   ------------     ---------------
Thomas C. O'Brien.............  2002     350,000           --        18,000(2)        60,000(3)          8,000(4)
President and Chief             2001     343,000(5)        --        18,000(2)            --             4,000(4)
Executive Officer               2000       4,000(6)        --         2,000(2)       300,000(7)             --

Edward N. Fares...............  2002     170,000(8)        --        18,000(2)        60,000(3)(9)       6,000(4)
Sr. Vice President, Chief       2001          --           --            --               --                --
Information Officer             2000          --           --            --               --                --

Donald J. Hermanek............  2002     200,000           --        18,000(2)        30,000(3)          7,000(4)
Sr. Vice President--Sales       2001     191,000(5)        --        18,000(2)        40,000             3,000(4)
and Marketing                   2000      59,000       35,000         4,000(2)        25,000                --

David R. Montgomery...........  2002     232,000           --        18,000(2)        30,000(3)          7,000(4)
Sr. Vice President and          2001     156,000       25,000        13,000(2)       100,000(10)         3,000(4)
Chief Operating Officer         2000          --           --            --               --                --

Scott P. Pettit...............  2002     205,000           --        18,000(2)        30,000(3)          7,000(4)
Sr. Vice President, Chief       2001     135,000       35,000        13,000(2)       100,000(11)         3,000(4)
Financial Officer & Secretary   2000          --           --            --               --                --

---------------

 (1) Includes salary deferred under the Company's 401(k) Plan and Section 125 Plan. All amounts are rounded to the nearest thousand.

 (2) Automobile allowance.

 (3) Grants for options to purchase shares of common stock at a price of $15.50 per share pursuant to a resolution adopted by the Board of Directors on December 4, 2002.

 (4) Represents matching contributions that the Company made to its 401(k) Plan on behalf of the Named Officer.

 (5) Payroll period changed from pay-to-date to one week in arrears in July 2001, resulting in the loss of one week's worth of compensation in 2001 for personnel who were employed for the full year. This compensation will be made up when the employee leaves the Company.

 (6) Mr. O'Brien became an employee on November 28, 2000. The salary paid to Mr. O'Brien for the 2000 fiscal year was based on his employment agreement dated November 17, 2000.

 (7) Mr. O'Brien received a grant for options to purchase 300,000 shares of common stock at a price of $10.81 per share pursuant to his employment agreement dated November 17, 2000

 (8) Mr. Fares became an employee on January 7, 2002. The salary paid to Mr. Fares for the 2002 fiscal year was based on his employment agreement dated December 11, 2001.

 (9) Mr. Fares received a grant for options to purchase 30,000 shares of common stock at a price of $15.51 per share pursuant to his employment agreement dated December 11, 2001.

(10) Mr. Montgomery received a grant for options to purchase 100,000 shares of common stock at a price of $12.44 per share pursuant to his employment agreement dated April 2, 2001.

(11) Mr. Pettit received a grant for options to purchase 100,000 shares of common stock at a price of $12.44 per share pursuant to his employment agreement dated April 2, 2001.

STOCK OPTIONS

     The following table sets forth information with respect to the Named Officers concerning grants of stock options made during 2002.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL REALIZABLE
                                                                                                          VALUE AT
                                                    INDIVIDUAL GRANTS                               ASSUMED ANNUAL RATES
                         -----------------------------------------------------------------------          OF STOCK
                         NUMBER OF SECURITIES   % OF TOTAL OPTIONS                                 PRICE APPRECIATION FOR
                          UNDERLYING OPTIONS        GRANTED TO                                           OPTION TERM
                               GRANTED             EMPLOYEES IN      EXERCISE PRICE   EXPIRATION   -----------------------
         NAME                   (#)(1)            FISCAL YEAR(2)       ($/SH)(3)         DATE      5%($)(4)     10%($)(4)
         ----            --------------------   ------------------   --------------   ----------   --------     ---------
Thomas C. O'Brien......         60,000                 16.1              $15.50       12/16/2012   $584,872    $1,482,180
Edward N. Fares........         30,000                  8.0               15.50       12/16/2012    292,436       741,090
                                30,000                  8.0               15.51       01/07/2012    292,625       741,568
Donald J. Hermanek.....         30,000                  8.0               15.50       12/16/2012    292,436       741,090
David R. Montgomery....         30,000                  8.0               15.50       12/16/2012    292,436       741,090
Scott P. Pettit........         30,000                  8.0               15.50       12/16/2012    292,436       741,090

---------------

(1) Each option was granted under the Company's 1991 Stock Option Plan as amended and restated. The option becomes exercisable in four equal annual installments with the first such installment exercisable upon the optionee's completion of one year of service. Each option will become immediately exercisable for all the option shares in the event of a change of control of the Company. Each option has a maximum term of 10 years, subject to earlier termination in the event that the optionee ceases to provide services to the Company.

(2) Based upon options to purchase an aggregate of 372,650 shares granted to employees in 2002.

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(4) The 5% and 10% assumed annual rates of compounded stock price appreciation from the date of grant are mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the Company's Common Stock that the actual stock price appreciation over the option term will be at the assumed 5% or 10% levels or at any other specific level. No gain will in fact be realized by the optionees unless the stock price appreciates over the option term, which will also benefit all shareholders of the Company.

     The following table sets forth information with respect to unexercised options held as of the end of the 2002 fiscal year by the Named Officers. No stock appreciation rights were outstanding at the end of 2002.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                            OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                                        FISCAL YEAR-END(#)           FISCAL YEAR-END($)(1)(2)
                                                   ----------------------------    ----------------------------
NAME                                               EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                               -----------    -------------    -----------    -------------
Thomas C. O'Brien..............................      150,000         210,000        $790,050        $824,850
Edward N. Fares................................           --          60,000              --          34,500
Donald J. Hermanek.............................       22,500          72,500          22,420          82,660
David R. Montgomery............................       25,000         105,000          91,050         290,550
Scott P. Pettit................................       25,000         105,000          91,050         290,550

---------------

(1) "In-the-money" options are options whose exercise price was less than the market price of the Common Stock on December 29, 2002, the last day of the 2002 fiscal year.

(2) Based upon the market price of $16.08 per share, which was the closing price per share of the Company's Common Stock on the Nasdaq National Market(R) on December 27, 2002, less the exercise price payable per share.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors has general responsibility for establishing the compensation payable to the Company's executive officers, including the Chief Executive Officer, and has the sole and exclusive authority to administer the Company's stock option plans.

     GENERAL COMPENSATION POLICY. The Committee's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. Accordingly, each executive officer's compensation package consists of: (i) base salary (ii) annual incentive compensation and (iii) long-term stock-based incentive compensation.

     BASE SALARY. The Compensation Committee strives to set base salaries at levels competitive to those provided to executives with similar responsibilities in businesses comparable to the Company. In determining base salaries of the Company's executive officers, the Compensation Committee considered the performance of each executive, the nature of their responsibilities and the Company's general compensation practices. While several executives have employment agreements that set certain base salary levels, we believe that the 2002 salaries reflect the foregoing. Pursuant to the terms of his employment agreement, Mr. O'Brien was paid a salary of $350,000 for 2002.

     ANNUAL INCENTIVE COMPENSATION. Annual bonuses are payable to Executive Officers of the Company based upon the achievement of objectively quantifiable and measurable goals and objectives determined in advance by the Compensation Committee. Mr. O'Brien did not receive an annual bonus in 2002. None of the other Named Officers received an annual bonus in 2002.

     LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. The Company makes stock option grants that in general are designed to align the interests of the executive officers with those of the shareholders and provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Option grants are typically made at the initial employment of the executive and reviewed periodically thereafter. The number of shares underlying the options are based upon the level of the officer's responsibilities and internal comparability considerations.

     Option grants allow the officer to acquire shares of Common Stock at a fixed price per share (the closing price on the date preceding the grant date) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a one-year or four-year period, contingent upon the executive officer's continued service relationship with the Company. Accordingly, the option will typically provide a return to the executive officer only if he or she remains a service provider to the Company, and then only if the market price of the Company's Common Stock appreciates over the option term.

     Mr. O'Brien was granted an option to purchase 60,000 shares of Company common stock in 2002 at an exercise price of $15.50 per share. The option will vest in equal annual installments over the next four years and will expire on December 16, 2012 unless otherwise exercised, canceled, terminated or extended.

LONG TERM INCENTIVE PLAN

     In 2001, the Board adopted the Insurance Auto Auctions, Inc. 2001 Long Term Incentive Plan (the "LTI"). The LTI is designed to provide incentives for certain of the Company's key executives to achieve certain earnings and profitability targets by the end of the calendar year 2003. Provided that the participants, as defined therein, should attain at least 90% of the predetermined targets, cash payments will be made to each participant in scheduled amounts up to 110% of the expected payouts.

     In the event a participant's employment ceases with the Company by reason of death or disability, that participant or his beneficiaries, shall be entitled to receive the payout amount if the overall performance targets are reached and payouts are earned. In the event of a change in control, the LTI shall automatically terminate and all payments shall be made to each participant in accordance with the LTI's payout schedule.

     TAX LIMITATION. Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held corporations for compensation exceeding $1 million paid to certain of the Company's executive officers. It is not expected that the cash compensation to be paid to the Company's executive officers for fiscal 2002 will exceed the $1 million limit per officer. In addition, the Company's 1991 Stock Option Plan as amended and restated limits the maximum number of shares of common stock for which any one participant may be granted stock options over the remaining term of the plan so that any compensation deemed paid to an executive officer when he or she exercises an outstanding option under that Plan will qualify as performance-based compensation which will not be subject to the $1 million limitation.

                             COMPENSATION COMMITTEE

Maurice A. Cocca            Susan B. Gould            Jeffrey W. Ubben, Chairman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Mr. Cocca, Ms. Gould and Mr. Ubben. Neither of these individuals was at any time during the fiscal year ended December 29, 2002 or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of (i) the Nasdaq Stock Market-US Companies Index and (ii) the Nasdaq Stock Market SIC Peer Group 5000-5099 Index (which includes companies listed on Nasdaq that are primarily engaged in the wholesale distribution of durable goods) for the five-year period from December 31, 1997 through December 31, 2002. This graph assumes the investment of $100 on December 31, 1997 in the Company's Common Stock, the Nasdaq Stock Market Index and the Nasdaq SIC Peer Group index and assumes the reinvestment of dividends, if any.

     The comparisons shown in the graph below are based upon historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                    AMONG NASDAQ STOCK MARKET--US COMPANIES,
                 NASDAQ STOCK MARKET SIC PEER GROUP 5000--5099
                       AND INSURANCE AUTO AUCTIONS, INC.

                                    [GRAPH]

    TOTAL RETURN INDEX FOR:        12/31/97    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
    -----------------------        --------    --------    --------    --------    --------    --------
Insurance Auto Auctions,
  Inc..........................     100.0       103.3       137.0       104.3       126.2       139.8
Nasdaq Stock Market............     100.0       141.0       261.5       157.8       125.2        87.4
Peer Groups....................     100.0        96.4       109.5        78.6       100.0        69.7

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, the Compensation Committee Report on Executive Compensation and Performance Graph are not to be incorporated by reference into any of those prior or future filings made by the Company under those statutes.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The following is a description of the employment or consulting agreements in effect between the Company and the Named Officers.

     The compensation paid to Thomas C. O'Brien, President and Chief Executive Officer of the Company, for the 2002 fiscal year was based on a November 17, 2000 employment agreement (the "O'Brien Agreement"). Under the O'Brien Agreement, Mr. O'Brien is entitled to an annual base salary of $350,000 and a performance incentive bonus of 40% of his annual salary based upon the achievement of target performance goals. Mr. O'Brien will be entitled to receive in excess of 40% of his annual salary as a performance incentive if his performance exceeds the goals and objectives determined by the Board. Also, pursuant to the O'Brien Agreement, the Company granted Mr. O'Brien an option to purchase 300,000 shares of the Company's Common Stock. The option becomes exercisable in four equal annual installments with the first such installment exercisable upon Mr. O'Brien's completion of one year of service.

     The compensation paid to Edward N. Fares, Sr. Vice President and Chief Information Officer, for the 2002 fiscal year was based on a December 11, 2001 employment agreement (the "Fares Agreement"). Under the Fares Agreement, Mr. Fares is entitled to an annual base salary of $170,000 and a performance incentive bonus of 30% of his annual salary based upon the achievement of objectively quantifiable and measurable goals. Also, pursuant to the Fares Agreement, the Company granted Mr. Fares an option to purchase 30,000 shares of the Company's Common Stock. The option becomes exercisable in four equal annual installments with the first such installment exercisable upon Mr. Fares' completion of one year of service.

     The compensation paid to Donald J. Hermanek, Sr. Vice President, Sales and Marketing, was based on an arrangement between Mr. Hermanek and the Company at the time of his employment on September 5, 2000. Mr. Hermanek entered into a Change of Control and Employment Agreement ("the "Hermanek Agreement") at that time, however, the Hermanek Agreement did not specify an annual base salary amount. Mr. Hermanek received no options to purchase shares of the Company's common stock pursuant to this agreement.

     The compensation paid to David R. Montgomery, Sr. Vice President and Chief Operating Officer, for the 2002 fiscal year was based on an April 2, 2001 employment agreement (the "Montgomery Agreement"). Under the Montgomery Agreement, Mr. Montgomery is entitled to an annual base salary of $225,000 and a performance incentive bonus of 40% of his annual salary based upon the achievement of target performance goals. Pursuant to the Montgomery Agreement, the Company paid Mr. Montgomery a signing bonus of $25,000. Also, pursuant to the Montgomery Agreement, the Company granted Mr. Montgomery an option to purchase 100,000 shares of the Company's Common Stock. The option becomes exercisable in four equal annual installments with the first such installment exercisable upon Mr. Montgomery's completion of one year of service.

     The compensation paid to Scott P. Pettit, Sr. Vice President and Chief Financial Officer, for the 2002 fiscal year was based on an April 2, 2001 employment agreement (the "Pettit Agreement"). Under the Pettit Agreement, Mr. Pettit is entitled to an annual base salary of $195,000 and a performance incentive bonus of 40% of his annual salary based upon the achievement of target performance goals. Pursuant to the Pettit Agreement, the Company paid Mr. Pettit a signing bonus of $35,000. Also, pursuant to the Pettit Agreement, the Company granted Mr. Pettit an option to purchase 100,000 shares of the Company's Common Stock. The option becomes exercisable in four equal annual installments with the first such installment exercisable upon Mr. Pettit's completion of one year of service.

     Additionally, each of the agreements for the above Named Officers has a Change of Control provision that provides that in the event that the Named Officer's employment with the Company is terminated involuntarily or without cause within two (2) years of the effective date of a change in control, the above Named Officer shall be entitled to receive 18 months worth of annual base salary, accrued obligations, plus continued coverage for the Named Officer and his beneficiaries under the Company's health benefit plans for up to 18 months unless the Named Officer first obtains full time employment elsewhere and provided, however, that the Named Officer properly elects coverage pursuant to COBRA.

EXECUTIVE SEVERANCE PLAN

     Effective August 9, 2000, the Company adopted the Executive Severance Plan for Officers (the "Executive Plan") which provides certain severance benefits to the "Executive Officers" in the event an Executive Officer's employment with the Company is terminated under certain circumstances

     Unless otherwise increased by the Company in its sole discretion, if the Company terminates the an executive officer's employment for any reason other than for "Cause", as defined therein, or if the Executive Officer voluntarily terminates employment with the Company and all of its Affiliates for "Good Reason", as defined therein, the Executive Officer shall receive, in exchange for providing the Company with a duly executed "Waiver and Release Agreement" a benefit, generally representing one-month of severance pay for each year of service with a minimum severance pay of six (6) months and a maximum severance pay of twelve (12) months, in an amount equal to the product of (i) times (ii), where:

          (i) represents the sum of:

             (A) the Executive Officer's annualized base salary at the time the Executive Officer's employment is terminated, plus

             (B) the Executive's average annual bonus received over the eight fiscal quarters of the Company immediately preceding the Company's fiscal quarter during which the Participant's employment is terminated, without exceeding the Executive Officer's target bonus for the Company's fiscal year during which the Executive Officer's employment is terminated, plus

             (C) the Executive Officer's auto allowance for the Company's fiscal year during which the Executive Officer's employment is terminated; and

          (ii) represents a fraction the numerator of which is the number of whole completed years of employment with the Company, but not less than six
     (6) nor more than twelve (12), and the denominator of which is twelve (12); provided, however, that in the event that the Executive Officer's termination of employment occurs within one (1) year following the date on which a new chief executive officer is hired by the Company, the Executive Officer shall receive twelve (12) months of severance pay generally calculated on the basis of the amounts set forth; provided, however, that the amount taken into account as the Executive Officer's bonus shall be equal to the Executive Officer's target bonus for the Company's fiscal year during which the Executive Officer's employment is terminated.

     An Executive Officer is not entitled to any benefit if the Company terminates such Executive Officer's employment for Cause, if the Executive Officer voluntarily terminates employment with the Company for any reason other than Good Reason, or if the Executive Officer's employment is terminated as a result of death or disability.

CHANGE OF CONTROL EMPLOYMENT AGREEMENT

     The Company has entered into a Change of Control Employment Agreement (the "Employment Agreement") with each of the Executive Officers. Below is a general description of certain terms and conditions of the Employment Agreement.

     In the event of a "Change of Control" of the Company followed within two years by (1) the termination of the executive's employment for any reason other than death, disability, or "Cause" or (2) the termination of the executive's employment by the executive for "Good Reason", the Employment Agreement provides that the executive shall be paid a lump sum cash amount equal to one and one-half times the executive's annual base salary and "Highest Annual Bonus" as defined in the Employment Agreement. In addition, the executive is entitled to continued employee welfare benefits for 18 months after termination of employment.

     "Change of Control" means (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934) of 50% or more of the voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, (b) a change in the majority of the board of directors, (c) a major corporate transaction, such as a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the Company's assets, or (d) a liquidation or dissolution of the Company.

     "Cause" means the willful and continued failure of the executive to perform substantially the executive's duties or the willful engaging by the executive in illegal conduct or gross misconduct materially injurious to the Company.

     "Good Reason" means the diminution of responsibilities, assignment to inappropriate duties, failure of the Company to comply with compensation or benefit provisions, transfer to a new work location more than 75 miles from the executive's previous work location, a purported termination of the Employment Agreement by the Company other than in accordance with the Employment Agreement, or failure of the Company to require any successor to the Company to comply with the Employment Agreement.

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

     M & M Acquisition. In January 1992, the Company purchased the auto salvage pool operations of M & M Auto Storage Pool, Inc. ("M & M"), and acquired an option to purchase the original 35 acres of land on which M & M's operation is located. Melvin R. Martin, the founder, chief executive officer and principal shareholder of such auto salvage operation, was elected a Director of the Company in January 1992. The Company is required to pay rent to Mr. Martin during the 10-year term of the lease relating to the real property owned by Mr. Martin. In 2002, the Company paid $368,640 pursuant to the lease. The Company believes the terms of the lease are no less favorable than those available from unaffiliated third party lessors.

     Mr. Martin and the Company are parties to an agreement for services pursuant to which Mr. Martin is compensated on a daily basis for consulting services, primarily in the areas of acquisitions and real estate. In 2002, Mr. Martin received no compensation pursuant to the agreement.

     Dallas, Texas Lease. The Company leases certain property located in Dallas, Texas from a partnership in which Mr. Martin is a partner. In 2002, the Company paid $468,000 in rent under this lease. The Company believes the terms of the lease are no less favorable than those available from unaffiliated third party lessors.

     On February 15, 2001, the Company entered into a Shareholder Agreement (the "Shareholder Agreement") with ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., VA Partners, LLC, Jeffrey W. Ubben, Peter H. Kamin, and George F. Hamel (the "ValueAct Shareholders"). Pursuant to the terms of the Shareholder Agreement, Mr. Kamin and Mr. Ubben were elected as members of the Board in 2001.

   PROPOSAL NO. 2: APPROVAL AND ADOPTION OF THE INSURANCE AUTO AUCTIONS, INC.
                           2003 STOCK INCENTIVE PLAN

INTRODUCTION

     The Company proposes to adopt a new 2003 Stock Incentive Plan ( the "2003 Stock Incentive Plan" or the "2003 Plan") to take the place of its existing 1991 Stock Option Plan as amended and restated (the "1991 Plan") for future awards. No new shares of Stock need be authorized for the 2003 Plan. The 2003 Stock Incentive Plan would allow the Company greater flexibility in the types of stock based incentives the Company may offer by providing for the grant of stock options, stock appreciation rights and stock awards such as shares of restricted stock.

     If the 2003 Plan is approved by the shareholders, no new awards will be made under the 1991 Plan. The 1991 Plan would remain in place only for the exercise of existing outstanding options to acquire Company Common Stock so as to not adversely affect the rights of the optionees under the 1991 Plan. Outstanding options that were granted under the 1991 Plan will remain in force according to the applicable option agreements entered into granting such options until the earlier of such time as those options are exercised, expire or otherwise cancelled.

     The 1991 Plan provided for the issuance of 3.1 million shares upon exercise of options granted under the 1991 Plan. As of April 30, 2003 of those 3.1 million shares, 908,744 have been granted and exercised; 1,508,015 options are outstanding and subject to being exercised or cancelled; and 683,241 options remain available for future grant. As of April 30, 2003, the total number of shares under the 1991 Plan that are either outstanding or available for grant is 2,191,256. Rather than authorizing new shares to fund the 2003 Plan, the Company proposes to take the authorized shares from the 1991 Plan and roll them into the 2003 Plan. Thus, the 2003 Plan would potentially have the authority to issue 2,191,256 shares, however, only 683,241 would be immediately available for grant or issuance. If and when any of the shares granted under the 1991 Plan expire unexercised or are otherwise cancelled, they will become available for grant under the 2003 Plan. The practical result of the approval and adoption of the 2003 Stock Incentive Plan would be to effectively transfer the shares already authorized under the 1991 Plan to the 2003 Plan.

     Shareholders are being asked to approve and adopt the 2003 Stock Incentive Plan. The following discussion of the 2003 Stock Incentive Plan is qualified in its entirety by reference to the full text of the plan which is set forth in Appendix A.

GENERAL

     The 2003 Stock Incentive Plan is designed to promote the Company's overall financial objectives by attracting, motivating and retaining employees, outside directors and other persons who are instrumental to the Company's long-term growth by allowing these individuals to acquire an equity interest in the Company.

     The Board of Directors believes that the 2003 Stock Incentive Plan is appropriate to attract and retain well-qualified persons for service as officers, employees, directors, advisors and consultants and to align the interests of those individuals with the interests of our shareholders. The Board of Directors approved the 2003 Stock Incentive Plan on April 1, 2003 and recommends that the shareholders approve and adopt it.

TERMS OF THE STOCK INCENTIVE PLAN

     The 2003 Stock Incentive Plan is administered by a committee of the Board of Directors or in the absence of a committee, by the Board of Directors. The 2003 Stock Incentive Plan may be administered by different committees with respect to different groups of eligible individuals. As used herein, "Administrator" means the Board of Directors or any if its committees as shall be administering the 2003 Stock Incentive Plan. The 2003 Stock Incentive Plan provides the Administrator with broad discretion to fashion the terms of grants of awards under the plan as the Administrator deems appropriate. Directors, officers, employees, independent contractors, advisors and consultants who are in a position to make contributions to the Company's growth and success are eligible for selection by the Administrator as participants in the 2003 Stock Incentive Plan. Under this plan, the Administrator may grant nonqualified options, incentive stock options, stock appreciation rights and stock awards.

     The exercise price for options granted under the 2003 Stock Incentive Plan will be established by the Administrator. If an option is intended to qualify as an incentive stock option (ISO), the exercise price per share will not be less than the fair market value per share on the date such option is granted. If an option is intended to qualify as an ISO which is to be granted to a participant who is a 10% stockholder of the Company, then the exercise price per share cannot be less than 110% of the fair market value per share of our common stock on the grant date. The option exercise price will be payable by the participant
(i) in cash, (ii) in the form of unrestricted shares of common stock owned by the participant having a total fair market value equal to the exercise price,
(iii) by certifying ownership of shares of common stock for later delivery to the Company, (iv) unless prohibited by law, by irrevocably authorizing a third party to sell shares of common stock acquired upon exercise of the option and remit to the Company a portion of the proceeds or (v) by any combination of the foregoing.

     Options are exercisable during the period specified in each option agreement and may be exercisable in installments pursuant to a vesting schedule to be designated by the Administrator. No option will remain exercisable later than ten years after the grant date (or five years from the grant date in the case of an ISO granted to 10% shareholders of the Company).

     Unless otherwise prohibited by law, the Administrator may in its discretion authorize the Company to (1) lend to an optionee a portion of the exercise price of an option or (2) guarantee a loan from a third-party to an optionee for a portion of the exercise price. No such loan or guarantee shall obligate the Company for an amount that exceeds the lesser of (i) the aggregate fair market value on the exercise date, less the par value, of the shares acquired upon exercise of the option, and (ii) the amount permitted under applicable laws or regulations.

     Stock appreciation rights may be granted either alone or with a stock option. Stock appreciation rights granted with a non-qualified stock option may be granted either at or after the time of grant of such stock option. Stock appreciation rights granted with an ISO may only be granted at the time of grant of such stock option. A stock appreciation right terminates as determined by the Administrator, or, if granted with a stock option, upon the termination or exercise of the related stock option.

     Stock awards may be directly issued subject to the terms that the Administrator shall determine. A stock award may be issued for any consideration that the Administrator deems appropriate, including, without limitation: (1) cash or cash equivalents; (2) past services; or (3) future services. A stock award may be subject to restrictions on transfer and/or forfeiture provisions.

     Except as provided in any option agreement or authorized by the Administrator, awards generally may not be assigned or transferred except to a family member under limited circumstances, by will or the laws of inheritance following the participant's death or pursuant to a qualified domestic relations order. After the termination of a participant's service to the Company, the participant will generally have a limited period of time in which to exercise awards which had vested as of the date of termination. Each award will be immediately forfeited upon the termination of the participant's service to the extent it is not vested at that time. In any event, the participant must exercise options and stock appreciation rights before the specified expiration date. Upon the termination of a participant's service due to retirement death or disability, all of the participant's unexpired and unexercised options and stock appreciation rights will be exercisable for the shorter of their remaining term or one year after termination of employment.

     If awards are forfeited or otherwise terminate for any reason before they are exercised, then the corresponding shares of common stock will again become available for awards under the 2003 Stock Incentive Plan. Similarly, if any shares of common stock are paid to the Company in connection with the exercise of an option or stock appreciation rights or in satisfaction of withholding taxes, those shares may again become available for awards under the 2003 Stock Incentive Plan. However, these returned shares will not be made available for incentive stock options. In no event may any one individual receive awards under the 2003 Stock Incentive Plan covering more than 500,000 shares of common stock in any calendar year period.

     In the event of a stock dividend, stock split, recapitalization, or other change affecting the Company's capital structure, the Administrator may adjust or substitute, as the case may be, the aggregate number of shares subject to the 2003 Stock Incentive Plan and the number and exercise price (if applicable) of shares subject to outstanding awards. However, fractional shares resulting from such adjustments will be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as determined by the Administrator.

ANNUAL GRANTS TO NON-EMPLOYEE DIRECTORS

     Under the 2003 Stock Incentive Plan, in his or her initial year of service to the Company each non-employee director shall receive an automatic option grant to purchase 10,000 shares of Company common stock when first elected or appointed. In addition, annually on the last business day of the Company's second quarter, each non-employee director shall receive an automatic option grant to purchase 5,000 shares of Company common stock after the initial year of service. The number of shares underlying the annual automatic option grants to non-employee directors after the initial year of service may be changed at the discretion of the Administrator as it deems appropriate from time to time; provided, however, that such annual option grant may not exceed 10,000 shares. All of the automatic option grants to non-employee directors shall: (1) have an exercise price per share equal to the fair market price of a share on the date of grant; (2) have a maximum term of ten years from the date of grant; (3) become exercisable as to 25% of the option each fiscal quarter following the date of grant, provided that the optionee continues to serve as a director; (4) terminate three months (twelve months if by reason of death or disability) after the director ceases to serve as a director unless the option would terminate sooner; and (5) be subject to the acceleration provisions of the 2003 Stock Incentive Plan.

CHANGE IN CONTROL

     Upon the occurrence of a Change in Control (as defined in the 2003 Stock Incentive Plan), (1) any options and stock appreciation rights outstanding shall become fully vested and exercisable to the full extent of the original award,
(2) the restrictions applicable to any outstanding stock award shall lapse and the related stock shall become free of all restrictions and become fully vested and transferrable to the full extent of the original award, and (3) all outstanding repurchase rights of the Company with respect to any outstanding awards shall terminate. Outstanding awards shall be subject to any agreement of merger or reorganization that effects such change in control, which agreement provides for: (1) continuation of the outstanding awards under the plan if the Company is the surviving corporation; (2) assumption of the outstanding awards under the plan by the surviving corporation; (3) substitution of equivalent awards by the surviving corporation for the outstanding awards under the plan; or (4) cancellation of the outstanding awards if the per share exercise price (if applicable) equals or exceeds the Change in Control Price (as defined in the 2003 Stock Incentive Plan) or settlement of all or part of the outstanding awards for cash in the following amount for each award: (i) the excess of the Change in Control Price over the exercise price of the award (if applicable) multiplied by (ii) the number of shares of common stock subject to the award. In the absence of any such merger or reorganization agreement, outstanding awards shall be canceled if the per share exercise price (if applicable) equals or exceeds the Change in Control Price or settled for cash in the following amount for each award: (i) the excess of the Change in Control Price over the exercise price of the award (if applicable) multiplied by (ii) the number of shares of common stock subject to the award.

FEDERAL INCOME TAX CONSEQUENCES

     The Company has been advised that under the current Federal income tax laws, the income tax consequences associated with stock options, stock appreciation rights and stock awards granted under the 2003 Stock Incentive Plan are summarized as follows:

  NON-QUALIFIED STOCK OPTIONS

     Participant. Generally, a participant receiving a non-qualified stock option does not realize any taxable income for Federal income tax purposes at the time of grant. Upon exercise of such option, the excess of the fair market value of the shares of common stock subject to the non-qualified stock option on the date of exercise over the exercise price will generally be taxable to the participant as ordinary income. The participant will have a capital gain (or loss) upon the subsequent sale of the shares of common stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the non-qualified stock option is exercised.

     Company. The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a non-qualified stock option.

  INCENTIVE STOCK OPTIONS

     Participant. Generally, a participant will not realize any taxable income for Federal income tax purposes at the time an incentive stock option is granted. Upon exercise of the incentive stock option, the participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), unless the participant has left our employ more than three months before exercising the option. If the participant transfers shares of common stock received upon the exercise of an incentive stock option within a period of two years from the date of grant of such incentive stock option or one year from the date of receipt of the shares of common stock (the "Holding Period"), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will not be more than the difference between the sale price and the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such common stock exceeds (or is less than) the participant's tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any. If the participant transfers the shares of common stock after the expiration of the Holding Period, he or she will recognize capital gain (or loss) equal to the difference between the sale price and the exercise price.

     Company. The Company is not entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of common stock acquired upon exercise of an incentive stock option, provided that the participant holds the shares received upon the exercise of such option for the Holding Period. If the participant transfers the common stock acquired upon the exercise of an incentive stock option prior to the end of the Holding Period, the Company is generally entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such transfer.

  STOCK APPRECIATION RIGHTS

     Participant. Generally, a participant receiving a stock appreciation right does not realize any taxable income for Federal income tax purposes at the time of grant. Upon the exercise of a stock appreciation right, the participant will generally recognize ordinary income in an amount equal to the amount of cash or the fair market value of the common stock distributed to the participant. The participant will have a capital gain (or loss) upon a subsequent sale of shares of common stock received in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the stock appreciation right was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the stock appreciation right is exercised.

     Company. The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of stock appreciation rights.

  STOCK AWARDS

     Participant. Generally, a participant receiving a stock award will recognize taxable income at the time of grant of a stock award of unrestricted shares. The taxable income will be equal to the excess of the fair market value of the unrestricted shares on the grant date over any amount the participant pays for the unrestricted shares.

     Generally, a participant will not recognize taxable income at the time of grant of a stock award of restricted shares. However, a participant may make an election under section 83(b) of the Internal Revenue Code of 1986, as amended (Section 83(b)) to be taxed at the time of the stock award.

     If a participant does not elect under Section 83(b) to recognize income at the time of the stock award, the participant will recognize taxable income at the time of vesting. The taxable income will be equal to the excess of the fair market value of the restricted shares at the time the shares vest over any amount the participant paid for the restricted shares.

     A participant may elect under Section 83(b) to include as ordinary income in the year of the stock award an amount equal to the excess of the fair market value of the shares on the transfer date over any purchase price paid for the shares. The fair market value of the shares will be determined as if the shares were not subject to forfeiture. If a participant makes the Section 83(b) election, the participant will not recognize any additional income when the shares vest. Any appreciation in the value of the restricted shares after the award is not taxed as compensation, but instead as a capital gain when the restricted shares are sold or transferred. If the participant makes a Section 83(b) election and the restricted shares are later forfeited, the participant is not entitled to a tax deduction or a refund of the tax already paid.

     The Section 83(b) election must be filed with the IRS within 30 days following the date the shares are awarded to a participant. The 83(b) election generally is not revocable and cannot be made after the 30-day period has expired. Dividends received on restricted shares subject to a Section 83(b) election are taxed as dividends instead of compensation.

     Company. The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with a stock award. The deduction will generally be allowed for the taxable year in which the participant recognizes such ordinary income.

  SECTION 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended (Section 162(m)), provides that any compensation paid to a "covered employee" within the meaning of Section 162(m) which is in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, (1) such compensation constitutes "qualified performance-based compensation" satisfying the requirements of Section 162(m) and (2) the plan or agreement providing for such performance-based compensation has been approved by shareholders. In an effort to facilitate the Company's ability to deduct for tax purposes any compensation of a "covered employee" arising from awards granted under the 2003 Stock Incentive Plan (including from the exercise of stock options), the Board of Directors is submitting the 2003 Stock Incentive Plan to its shareholders for approval. The Board believes the approval by its shareholders of the 2003 Stock Incentive Plan is in the best interests of the Company and its shareholders.

ACCOUNTING TREATMENT

     Under the accounting principles currently in effect for employee stock plans such as the 2003 Plan, option grants with exercise prices equal to the fair market value of the underlying shares on the grant date will not result in any compensation expense to the Company for financial reporting purposes. To the extent the exercise price is less than such fair market value, a compensation expense will arise as of the date of grant which will have to be recognized over the vesting period in effect for the option grant. In addition, outstanding options will in all events be taken into account in the calculation of earnings per share on a fully-diluted basis.

     Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (Statement No. 123), issued in October 1995 and effective for fiscal years beginning after December 15, 1995, permits, but does not require, a fair value based method of accounting for employee stock options or similar equity instruments. Statement No. 123 allows an entity to elect to continue to measure compensation cost under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APBO No. 25), but requires pro forma disclosures of net earnings and earnings per share as if the fair value based method of accounting had been applied. The Company adopted Statement No. 123 on January 1, 1996 and has elected to continue to measure compensation cost under APBO No. 25.

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment to SFAS No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 requires prominent disclosures about the method of accounting for stock-based employee compensation and the effect of stock-based employee compensation on reported results in both annual and interim financial statements. SFAS No. 148 is effective for fiscal years beginning after December 15, 2002, and the Company has included the required disclosures in its consolidated financial statements.

SHAREHOLDER APPROVAL REQUIRED

     The affirmative vote of a majority of the shares represented and entitled to vote on Proposal No. 2 is required for approval and adoption of the 2003 Stock Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2 FOR THE APPROVAL AND ADOPTION OF THE 2003 STOCK INCENTIVE PLAN.

              PROPOSAL NO. 3: RATIFICATION OF INDEPENDENT AUDITORS

     The Company is asking the shareholders to ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 28, 2003. The affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG LLP.

     Representatives of KPMG LLP attend most meetings of the Audit Committee of the Board. The Audit Committee reviews audit and non-audit services performed by KPMG LLP as well as the fees charged by KPMG LLP for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with KPMG LLP can be found in the following sections of this proxy statement: "Board Committees and Meetings," "Report of the Audit Committee of the Board of Directors," and the Audit Committee Charter attached as Exhibit A.

     In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders.

     KPMG LLP were auditors for the year ended December 29, 2002 and have been recommended to the shareholders for ratification as auditors for the year ending December 28, 2003. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

FEES PAID TO KPMG LLP

     The Company paid KPMG LLP the following fees for services provided for the fiscal year 2002:

                                                                  2002
                                                                  ----
Audit Fees..................................................    $211,600
Financial Information Systems Design and Implementation
  Fees......................................................         -0-
All Other Fees..............................................      23,000
                                                                --------
Total.......................................................    $234,600
                                                                ========

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 28, 2003.

                            OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to the Company regarding the ownership of the Company's Common Stock as of March 31, 2003 for
(i) each Director, (ii) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (iii) any other Named Officer and (iv) all officers and Directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                        NUMBER OF      PERCENT OF TOTAL
NAME AND ADDRESS                                         SHARES      SHARES OUTSTANDING(1)
----------------                                        ---------    ---------------------
ValueAct Capital Partners. L.P.(2)(10)(11)..........    2,243,057            19.4%
One Financial Center, Suite 1600
Boston, MA 02111
Farallon Capital Management, L.L.C.(3)..............    1,827,300            15.8%
One Maritime Plaza, Suite 1325
San Francisco, CA 94111
Wallace R. Weitz & Co.(4)...........................      881,800             7.6%
1125 S. 103rd St., Ste 600
Omaha, NE 68124-6008
Dimensional Fund Advisors(5)........................      831,400             7.2%
1299 Ocean Ave., 11th Fl.
Santa Monica, CA 90401
Frist Capital Management(6).........................      650,000             5.6%
3100 West End Avenue, Suite 500
Nashville, TN 37203
Liberty Wanger Asset Management, L.P.(9)............      619,000             5.4%
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
Peter H. Kamin(2)(10)...............................    2,256,557            19.5%
Jeffrey W. Ubben(2)(11).............................    2,198,100            19.0%
Thomas C. O'Brien(12)...............................      150,767             1.3%
Peter B. Doder(12)..................................       60,000               *
Joseph F. Mazzella(12)..............................       44,500               *
Melvin R. Martin(12)................................       40,125               *
Maurice A. Cocca(12)................................       61,500               *
Susan B. Gould(12)..................................       31,402               *
David R. Montgomery(12).............................       50,859               *
Scott P. Pettit(12).................................       51,485               *
John K. Wilcox(12)..................................       24,500               *
Donald J. Hermanek(12)..............................       32,647               *
Edward N. Fares(12).................................        7,680               *
Sidney L. Kerley(12)................................        2,500               *
All officers (including Named Officers) and
  Directors as a group (14 persons)(13).............    2,814,522            24.4%

---------------

  *  Less than 1%

 (1) Percentage of beneficial ownership is calculated assuming 11,548,719 shares of common stock were outstanding on March 31, 2003. This percentage includes any shares of common stock of which such individual or entity had the right to acquire beneficial ownership within sixty days of March 31, 2003, including but not limited to the exercise of an option; however, such common stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by General Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.

 (2) Such information was based on Schedule 13D filed jointly by ValueAct Capital Partners, L.P. ("ValueAct Partners"), ValueAct Capital Partners II, L:.P. ("ValueAct Partners II"), ValueAct Capital International, Ltd. ("ValueAct International"), VA Partners, L.L.C ("VA Partners"), Jeffrey W. Ubben, George F. Hamel, Jr., Peter H. Kamin (collectively, the "Reporting Persons") on March 19, 2003 and reflects stock held as of March 12, 2003. Messrs. Hamel, Kamin and Ubben are each Managing Members, principal owners and controlling persons of VA Partners and directors and principal executive officers of ValueAct International. Shares beneficially owned by each of ValueAct Partners, ValueAct Partners II and ValueAct International, are reported as beneficially owned by VA Partners, as investment manager or General Partner of each of such investment partnerships, and by the Managing Members as controlling persons of the General Partner. VA Partners and the Managing Members also, directly or indirectly, may own interests in one or both of such partnerships from time to time. By reason of such relationships each of the partnerships is reported as having shared power to vote or to direct the vote, and shared power to dispose or direct the disposition of, such shares of common stock with VA Partners and the Managing Members. ValueAct Partners is the beneficial owner of 1,735,310 shares of common stock, representing approximately 14.17% of the Company's outstanding common stock. ValueAct Partners II is the beneficial owner of 165,090 shares of common stock, representing approximately 1.35% of the Company's outstanding common stock. ValueAct International is the beneficial owner of 284,000 shares of common stock, representing 2.32% of the Company's outstanding common stock. VA Partners, Mr. Ubben , Mr. Kamin and Mr. Hamel may be deemed the beneficial owner of an aggregate of 2,184,600 shares of the Company's common stock, representing approximately 17.84% of the Company's outstanding common stock. In addition to the 2,184,600 shares of the Company's common stock which Mr. Kamin may be deemed to beneficially own by reason of his being a Managing Member, Mr. Kamin also personally owns 58,457 shares of common stock (or when combined with the 2,184,200 shares of common stock he may be deemed to beneficially own by reason of his being a Managing Member, 18.32% of the Company's common stock). Also includes 27,000 stock options to purchase shares of common stock granted under the 1991 Stock Option Plan as amended and restated that are exercisable on March 31, 2003 or will become exercisable within 60 days after that date consisting of (a) 13,500 options granted to Mr. Kamin and (b) 13,500 options granted to Mr. Ubben. These 27,000 stock options were assigned to ValueAct Partners by Messrs. Kamin and Ubben. The options are owned directly by ValueAct Partners and indirectly by ValueAct Partners II and ValueAct International, as general partners of ValueAct Partners, and indirectly by Messrs. Kamin and Ubben as managing members and controlling persons of VA Partners. In addition to the 2,184,600 shares of common stock of which VA Partners and each of the Managing Members may be deemed to be the beneficial owners, Mr. Kamin owns and has sole voting power to vote and dispose of 58,457 shares of common stock.

 (3) Such information is based on a Schedule 13G filed jointly by Farallon Capital Management, L.L.C. with the SEC on June 6, 2002 and reflects stock held as of May 30, 2002. According to such Schedule 13G/A, the managing members of Farallon Capital Management, L.P. and managing members of Farallon Partners, L.L.C., named therein, have shared voting and dispositive power for all the shares.

 (4) Such information is based on a Schedule 13G filed by Wallace R. Weitz & Co. with the SEC on January 17, 2003 and reflects stock held as of December 31, 2002 . According to such Schedule 13G, Wallace R. Weitz & Co. has sole voting and dispositive power for all the shares.

 (5) Such information is based on a Schedule 13G filed by the Dimensional Fund Advisors, Inc. ("Dimensional") with the SEC on February 10, 2003 and reflects stock held as of December 31, 2002. According to such Schedule 13G, Dimensional has sole voting and dispositive power over all the shares.

 (6) Such information is based on a Schedule 13G filed by Thomas F. Frist II with the SEC on March 21, 2003 and reflects stock held as of March 12, 2003. According to such Schedule 13G, Mr. Frist has sole voting and dispositive power over all the shares.

 (9) Such information is based on a Schedule 13G/A filed by Liberty Wanger Asset Management, L.P. and WAM Acquisition GR, Inc. (the "Reporting Persons"), with the SEC on February 14, 2003 and reflects stock held as of December 31, 2002. According to such Schedule 13G, the Reporting Persons have shared voting and dispositive power for all the shares.

(10) Includes 58,457 shares of Common Stock over which Mr. Kamin has sole voting and dispositive power and 2,243,057 shares owned by ValueAct Partners over which Mr. Kamin shares voting and dispositive power. Peter H. Kamin, a director of the Company, has the sole power to vote or dispose of 58,457 shares of Common Stock by reason of his position as Partner and managing member of ValueAct Partners. Such information is based on a Schedule 13D filed with the SEC on March 19, 2003. Also includes 13,500 stock options to purchase shares of common stock granted under the 1991 Stock Option Plan as amended and restated to Mr. Kamin that are exercisable on March 31, 2003 or will become exercisable within 60 days after that date. All 13,500 options were assigned to ValueAct Partners. The options are owned directly by ValueAct Partners and indirectly by VA Partners, as general partner of ValueAct Partners, and indirectly by Mr. Kamin as a managing member and controlling person of VA Partners. Mr. Kamin disclaims beneficial ownership for these options.

(11) Includes 2,243,057 shares owned by ValueAct Partners over which Mr. Ubben shares voting and dispositive power. Also includes 13,500 stock options to purchase shares of common stock granted under the 1991 Stock Option Plan as amended and restated to Mr. Ubben that are exercisable on March 31, 2003 or will become exercisable within 60 days after that date. All 13,500 options were assigned to ValueAct Partners. The options are owned directly by ValueAct Partners and indirectly by VA Partners, as general partner of ValueAct Partners, and indirectly by Mr. Ubben as a managing member and controlling person of VA Partners. Mr. Ubben disclaims beneficial ownership for the options.

(12) Includes that portion of options to purchase shares of Common Stock granted under the 1991 Stock Option Plan that are exercisable on March 31, 2003 or will become exercisable within 60 days after that date: Mr. O'Brien--150,000 shares; Mr. Doder--60,000 shares; Mr. Mazzella--42,500 shares; Mr. Martin--29,500 shares; Mr. Cocca--21,500 shares; Ms. Gould--24,500 shares; Mr. Montgomery--50,000 shares; Mr. Pettit--50,000 shares; Mr. Wilcox--19,500 shares; Mr. Hermanek--32,647 shares; Mr. Fares--7,500 shares and Mr. Kerley--2,500 shares.

(13) Includes options to purchase shares of Common Stock granted under the 1991 Stock Option Plan that are currently exercisable or will become exercisable within 60 days after March 31, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION
                          YEAR ENDED DECEMBER 29, 2002

                                                                                         NUMBER OF SECURITIES
                                        NUMBER OF SECURITIES     WEIGHTED-AVERAGE       REMAINING AVAILABLE FOR
                                            TO BE ISSUED         EXERCISE PRICE OF       FUTURE ISSUANCE UNDER
                                          UPON EXERCISE OF          OUTSTANDING        EQUITY COMPENSATION PLANS
                                        OUTSTANDING OPTIONS,     OPTIONS, WARRANTS       (EXCLUDING SECURITIES
PLAN CATEGORY                           WARRANTS AND RIGHTS         AND RIGHTS         REFLECTED IN COLUMN (A))
-------------                           --------------------    -------------------    -------------------------
                                                (A)                     (B)                       (C)
Equity compensation plans approved
  by security holders (Amended and
  Restated 1991 Stock Option
  Plan).............................         1,509,265                $14.24                    681,991
Equity compensation plans not
  approved by security holders (1995
  Supplemental Plan)................            41,997                $10.37                     39,440
                                             ---------                                          -------
Total...............................         1,551,262                                          721,431
                                             =========                                          =======

1995 SUPPLEMENTAL PLAN

     In 1995, the Board adopted the 1995 Supplemental Stock Option Plan (the "1995 Plan") which provides for grants of stock options to non-executive employees and consultants of the Company. Executives of the

Company are specifically precluded from participation in the 1995 Plan. The 1995 Plan was not submitted to the shareholders for approval and shall terminate October 1, 2005.

     The 1995 Plan is administered by a committee of the Board of Directors, which committee is responsible for, among other things, determining the eligible participants under the plan, setting the exercise price of options granted, and amending the plan from time to time as the committee deems necessary.

     In the event of any Corporate Transaction, and subject to certain other restrictions, each outstanding option shall automatically accelerate so that each such option shall, immediately prior the effective date of the Corporate Transaction, become fully exercisable for all of the shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of common stock. A Corporate Transaction is defined as any stockholder approved transaction to which the Company is a party such as a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or person different from the person holding those securities immediately prior to such transaction; or the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

     There were 200,000 shares initially authorized for grant in the 1995 Plan. There are now 39,440 shares available for grant. The Company has not awarded an option under the plan since April 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon a review of the copies of such reports furnished to the Company and written representations from such Officers, Directors and greater than ten percent shareholders, all Section 16(a) filing requirements applicable to the Company's Directors, Executive Officers and greater than ten percent shareholders have been met, except Messrs, Doder, Kerley, Fares, Montgomery and O'Brien were late on one occasion in filing their Form 4 "Statement of Changes in Beneficial Ownership".

                                 ANNUAL REPORT

     A copy of the Annual Report of the Company for the fiscal year ended December 29, 2002 has been mailed concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

                        ADDITIONAL INFORMATION AVAILABLE

     The Company files an Annual Report on Form 10-K with the SEC. Shareholders may obtain a separate copy of this report, without charge, by writing to the Chief Financial Officer of the Company at 850 East Algonquin Road, Suite 100, Schaumburg, IL 60173.

     The Company also makes available free of charge on or through its internet website (http:/www.iaai.com) its Annual Report on Form 10-K, Quarterly reports on Form 10-Q, Current Reports on Form 8-K, and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) of the Securities Exchange Act of 1934 as soon as reasonably practicable after the Company electronically files such materials with, or furnishes it to, the SEC.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares they represent in their discretion. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                                          THE BOARD OF DIRECTORS OF
                                          INSURANCE AUTO AUCTIONS, INC.

                        DIRECTIONS TO THE WYNDHAM HOTEL

                Site of the 2003 Annual Meeting of Shareholders

                               THE WYNDHAM HOTEL

                               400 Park Boulevard
                             Itasca, Illinois 60143
                             Phone: (630) 773-4000
                               Fax (630) 773-4088

     FROM CHICAGO AND THE LOOP: TAKE 290 WEST TO THORNDALE (EXIT #5), STAY IN LEFT RIGHT TURN LANE, TURN RIGHT ON THORNDALE TO FIRST LIGHT (PARK BLVD.) TURN LEFT ON PARK BLVD. TO THE HOTEL.

     FROM THE NORTH: TAKE I-94/294 SOUTH TO 90 WEST, TO 53 SOUTH/290 EAST TO THORNDALE (EXIT #5). LEFT ON THORNDALE TO SECOND LIGHT (PARK BLVD.) LEFT ON PARK BLVD. TO THE HOTEL.

     FROM THE SOUTH: 294 NORTH TO 290 WEST TO THORNDALE (EXIT #5), STAY IN LEFT RIGHT TURN LANE, TURN RIGHT ON THORNDALE TO FIRST LIGHT (PARK BLVD.) TURN LEFT ON PARK BLVD. TO THE HOTEL.

     FROM O'HARE AIRPORT: TAKE 190 OUT OF O'HARE TO 90 WEST TO ROCKFORD TO 53 SOUTH/290 EAST TO THORNDALE (EXIT #5), TURN LEFT ON THORNDALE TO PARK BLVD. (FIRST LIGHT AFTER YOU PASS HOTEL), TURN LEFT ON PARK BLVD. TO THE HOTEL.

     FROM MIDWAY AIRPORT: TURN LEFT ON CICERO TO 55TH STREET, LEFT ON 55TH ST TO CENTRAL, RIGHT ON CENTRAL TO RT. 55, WEST TO 294 NORTH TO (290 WEST) TO ROCKFORD. (290 WEST WILL BE ON THE RIGHT JUST AFTER THE TOLLGATE.) TAKE 290 WEST TO THORNDALE (EXIT #5) RIGHT ON THORNDALE TO FIRST LIGHT (PARK BLVD.), TURN LEFT ON PARK BLVD. TO THE HOTEL.

                                     PROXY

                          INSURANCE AUTO AUCTIONS, INC.

                  ANNUAL MEETING OF SHAREHOLDERS, JUNE 18, 2003

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         INSURANCE AUTO AUCTIONS, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on June 18, 2003 and the Proxy Statement and appoints Thomas C. O'Brien and Peter H. Kamin, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Insurance Auto Auctions, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders to be held at the Wyndham Hotel, 400 Park Boulevard, Itasca, Illinois 60143, on Wednesday, June 18, 2003 at 10:00 a.m. local time and at any adjournment or postponement thereof" (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

   PLEASE FOLLOW THE INSTRUCTIONS ON THE BACK OF THIS CARD TO GRANT YOUR PROXY
          BY TELEPHONE OR BY INTERNET, OR RETURN THIS PROXY CARD IN THE
      ACCOMPANYING ENVELOPE AFTER SIGNING AND DATING IT ON THE OTHER SIDE.
              NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

12-DIGIT CONTROL NO.    XXX  XXX  XXX  XXX

                          INSURANCE AUTO AUCTIONS, INC.

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF A NEW AND CONVENIENT WAY BY WHICH YOU CAN VOTE YOUR SHARES -- ELECTRONICALLY, BY EITHER TELEPHONE OR THE INTERNET.

BY TELEPHONE. ON A TOUCH-TONE TELEPHONE, CALL 1-877-779-8683. LISTEN TO THE RECORDED INSTRUCTIONS, USE THE CONTROL NUMBER PRINTED IN THE BOX IN THE UPPER RIGHT CORNER OF THIS PROXY CARD TO ACCESS THE SYSTEM, AND USE YOUR TELEPHONE KEY PAD TO VOTE.

OVER THE INTERNET. ACCESS THE WORLD WIDE WEB SITE HTTP://WWW.EPROXYVOTE.COM/IAAI AND FOLLOW THE INSTRUCTIONS POSTED ON THE WEB SITE.

Your vote by telephone or over the Internet authorizes the proxies named on the front of this proxy card in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares by either of these electronic means, there is no need for you to mail back your proxy card. By signing this proxy card or voting by telephone or over the Internet, you acknowledge receipt of the Notice of Annual Meeting of Shareholders to be held June 18, 2003 and the Proxy Statement dated May 14, 2003.

With respect to other matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting, which, as of May 14, 2003, the proxies named above do not know are to be presented at the Annual Meeting, those proxies are authorized to vote upon those matters in their discretion.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW AND A VOTE FOR THE OTHER PROPOSALS.

1. To elect the following as directors to serve for a term ending upon the 2004 Annual Meeting of Shareholders or until their successors are elected and duly qualified (except as marked to the contrary below):

                                                                 WITHHOLD
                                                                AUTHORITY TO
                                           FOR ALL              VOTE FOR ALL            FOR ALL
                                           NOMINEES               NOMINEES               EXCEPT

                                             [  ]                   [  ]                  [  ]


NOMINEES:  01 Thomas C. O'Brien     02 Maurice A. Cocca      03 Peter H. Kamin      04 Philip B. Livingston
           05 Melvin R. Martin      06 Jeffrey W. Ubben      07 John K. Wilcox

     INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" BOX AND STRIKE A
     LINE THROUGH THE NOMINEE'S NAME.
                                                                       FOR        AGAINST        ABSTAIN
2.   To approve the adoption of a new 2003 Stock Incentive
     Plan.                                                             [  ]        [  ]            [  ]

3.   To ratify the appointment of KPMG LLP as the Company's            [  ]        [  ]            [  ]
     independent auditors for the fiscal Year ending
     December 28, 2003.

4.   To transact such other business as may properly come     MARK HERE FOR ADDRESS CHANGE
     before the Annual Meeting and at any adjournment or      AND NOTE AT LEFT                 [  ]
     postponement thereof.


                                                              If no specification is made, this proxy will be voted FOR the election of the nominees listed above, FOR the approval and adoption of the
                                                              2003 Stock Incentive Plan and FOR the ratification of the appointment of KPMG LLP.

-------------------------------------                         ---------------------------------------
Signature                                                     Date

May 7, 2003


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004
Attn:  Filing Desk

                      RE: INSURANCE AUTO AUCTIONS, INC. (THE "COMPANY") DEFINITIVE PROXY STATEMENT AND RELATED MATERIALS

Ladies and Gentlemen:

         In connection with the Company's 2003 Annual Meeting of Shareholders and pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), enclosed for filing is a true and accurate copy of the Company's Definitive Proxy Statement and form of proxy in the form in which such materials will be furnished to the Company's shareholders (the "Proxy Materials"). The Company currently intends to release the Proxy Materials to shareholders by mail on or about May 14, 2003.

         Please advise the undersigned if you have any questions regarding this filing.

                                          Very truly yours,



                                     By: /s/  Sidney L. Kerley
                                         ---------------------------------------
                                         Vice President, Corporate Counsel

Enclosures

                                                                      Appendix A


                          INSURANCE AUTO AUCTIONS, INC.
                            2003 STOCK INCENTIVE PLAN




1.       ESTABLISHMENT AND PURPOSE.

The Insurance Auto Auctions, Inc. 2003 Stock Incentive Plan (the "Plan") is established by Insurance Auto Auctions, Inc. (the "Company") to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants' interests with those of the Company's other stockholders. The Plan is adopted as of June 18, 2003, subject to approval by the Company's stockholders within 12 months after such adoption date. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective date.

Certain terms used herein are defined as set forth in SECTION 10.


2.       ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by a Committee appointed by the Board; provided, however, that, if at any time no Committee has been appointed, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term "Administrator" means the Board or any of its Committees as shall be administering the Plan.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

         (a) to select the Eligible Individuals to whom Awards may from time to time be granted;

         (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

         (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

         (d)      to approve forms of agreement for use under the Plan;

         (e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

         (f) subject to SECTION 8(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

         (g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

         (h)      to determine the Fair Market Value; and

         (i) to determine the type and amount of consideration to be received by the Company for any Stock Award issued under
                  SECTION 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.


3.       STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this SECTION 3, the number of shares of Stock that may be delivered under the Plan shall not exceed 2,191,256 shares of Stock, which equals the number of shares of Stock that are and may become available under the 1991 Plan. Of these 2,191,256 shares of Stock, however, only 683,241 are immediately available for Awards under the Plan. If and when any of the outstanding awards relating to the shares of Stock under the 1991 Plan terminate, expire, lapse or are otherwise canceled, those authorized shares of Stock will then become available for Awards under the Plan.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

Subject to adjustment as provided in this SECTION 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 500,000 shares.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the

Administrator may make such substitution or adjustments in the (A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.


4.       STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company's stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this SECTION 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

         (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator. If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

         (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

         (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

         (d) Method of Exercise. Subject to the provisions of this SECTION 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

                  The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following:
                  (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to a Stock Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and
                  (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

                  If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

                  No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefore has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

         (e) Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this SECTION 4(e) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

         (f) Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
                  Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (g) Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (h) Termination by Reason of Retirement. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of 90 days from the date of such termination of employment or provision of services or the remainder of such Stock Option's term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (j) Exception to Termination. Notwithstanding anything in this Plan to the contrary, if an Optionee's employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

         (k) Participant Loans. Unless otherwise prohibited by law for either the Company or the Optionee, the Administrator may in its discretion authorize the Company to:

                  (i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

                  (ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

                  The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

         (l) Automatic Grants To Directors. Notwithstanding anything in this Plan to the contrary, each non-employee Director shall automatically be granted nonstatutory options ("Automatic Option Grants") to purchase the following number of shares of Stock (subject to adjustment hereunder) on the dates and pursuant to the terms and conditions set forth below: (i) each person who is first elected or appointed as a non-employee Director shall receive, on the effective date of such initial election or appointment, an Automatic Option Grant to purchase 10,000 shares of Stock, and (ii) on the last business day of the second quarter (the "Automatic Grant Date") of each fiscal year of the Company, each individual who is at that time serving as a non-employee Director shall receive an Automatic Option Grant to purchase an additional 5,000 shares of Stock, or any other number not to exceed 10,000 shares as may be set by the Administrator from time to time; provided, however, that an individual who is first elected or appointed as a non-employee Director shall not receive his or her first Automatic Option Grant for 5,000 shares under this subparagraph (l)(ii) until the last business day of the second quarter of the fiscal year immediately following the fiscal year of his or her initial election or appointment to the Board.

                  Notwithstanding anything in this Plan to the contrary, the terms applicable to each Automatic Option Grant shall be as follows:

                  (i) The exercise price per share of Stock shall be equal to 100% of the Fair Market Value of one share of Stock on the date of grant;

                  (ii) Each Automatic Option Grant shall have a maximum term of ten (10) years, measured from the date of grant;

                  (iii) Unless otherwise provided herein, each Automatic Option Grant shall become exercisable as to twenty-five percent (25%) of the option shares on the last business day of the fiscal quarter immediately following the date of grant and as to an additional twenty-five percent (25%) of the option shares on the last business day of each of the next three (3) fiscal quarters thereafter, provided the Optionee continues to serve as a Director;

                  (iv) The Stock Option shall terminate three (3) months (twelve (12) months in the case of cessation by reason of Disability or death) after the Optionee ceases to serve as a Director unless the Stock Option would terminate sooner hereunder. In the case of death, the Stock

                           Option may be exercised within the applicable period by the estate or heirs of the Optionee; and

                  (v) The exercisability of the Stock Option shall be subject to the acceleration provisions contained in this Plan.



5.       STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted either on a stand-alone basis or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator, or, if granted in conjunction with all or part of any Stock Option, upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this SECTION 5, and, if granted in conjunction with all or part of any Stock Option, by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this
SECTION 5. Stock Options which have been so surrendered, if any, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

                  (i) Stock Appreciation Rights granted on a stand-alone basis shall be exercisable only at such time or times and to such extent as determined by the Administrator. Stock Appreciation Rights granted in conjunction with all or part of any Stock Option shall be exercisable only at the time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of SECTION 4 and this SECTION 5.

                  (ii) Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Stock or both, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock over (i) such value per share of Stock as shall be determined by the Administrator at the time of grant (if the Stock Appreciation Right is granted on a stand-alone basis), or (ii) the exercise price per share specified in the related Stock Option (if the Stock Appreciation Right is granted in conjunction with all or part of any Stock Option), multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

                  (iii) A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with SECTION 4(E).


6.       STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

                  (i)      cash or cash equivalents;

                  (ii) past services rendered to the Company or any Affiliate; or

                  (iii) future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock" or "Restricted Stock Units."

7.       CHANGE IN CONTROL PROVISIONS.

         (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

                  (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

                  (ii) The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

                  (iii) All outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and

                  (iv) Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

                           (A) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

                           (B) The assumption of the outstanding awards by the surviving corporation or its parent or subsidiary;

                           (C)      The substitution by the surviving
                                    corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

                           (D) Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

                  (v) In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Award shall be settled for the

                           Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

         (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

                  (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses
                           (1), (2) and (3) of subsection (iii) of this SECTION 7(B); or

                  (ii) Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this SECTION 7(b), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

                  (iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 30% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

                  (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this SECTION 7(b), assuming for this purpose that such transaction were a Corporate Transaction.

         (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the highest of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on Nasdaq, as applicable, during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.


8.       MISCELLANEOUS.

         (a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

                  The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

         (b) Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

         (c)      General Provisions.

                  (i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

                           All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

                  (iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

                  (iv) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

                  (v) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

                  (vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

                  (vii) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  (viii) If any payment or right accruing to a Participant under this Plan (without the application of this SECTION (8)(C)(VIII)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under
                           Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this
                           SECTION 8(C)(VIII) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

                  (ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

                  (x) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

                  (xi) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

                  (xii) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

                  (xiii) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

                  (xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

                  (xv) None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Stock or an Award from such holder in accordance with the terms hereof.

                  (xvi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Illinois (other than its law respecting choice of law).


9.       DEFERRAL OF AWARDS.

The Administrator (in its sole discretion) may permit a Participant to:

         (a) have cash that otherwise would be paid to such Participant as a result of the exercise of a Stock

                  Appreciation Right or the settlement of a Stock Award credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

         (b) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or a Stock Appreciation Right converted into an equal number of Stock units; or

         (c) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or Stock Appreciation Right or the settlement of a Stock Award converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of the Stock as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this SECTION 9 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this SECTION 9.


10.      DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

         (a) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Administrator as such.

         (b) "Award" means a Stock Appreciation Right, Stock Option or Stock Award.

         (c)      "Board" means the Board of Directors of the Company.

         (d) "Cause" means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant's duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (f) "Commission" means the Securities and Exchange Commission or any successor agency.

         (g) "Committee" means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3, an "outside director" under Section 162(m) of the Code and an "independent director" as defined by the Sarbanes-Oxley Act of 2002 and the NASDAQ Rules.

         (h) "Company" means Insurance Auto Auctions, Inc., an Illinois corporation.

         (i)      "Director" means a member of the Company's Board of Directors.

         (j) "Disability" means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

         (k)      "Effective Date" means June 18, 2003.

         (l) "Eligible Individual" means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (n) "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value per share shall be the closing sales price per share of the Stock on Nasdaq (or the principal stock exchange or market on which the Stock is then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported.

         (o) "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant's household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant's death for purposes of administration of the Participant's estate or upon the Participant's incompetency for purposes of the protection and management of the assets of the Participant.

         (p) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         (q) "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market and the Nasdaq SmallCap Market.

         (r) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (s)      "Optionee" means a person who holds a Stock Option.

         (t)      "Participant" means a person granted an Award.

         (u) "Representative" means (i) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant's death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

         (v) "Retirement" means retirement from active employment under a pension plan of the Company or any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.

         (w) "Stock" means the common stock, par value $0.001 per share, of the Company.

         (x)      "Stock Appreciation Right" means a right granted under SECTION
                  5.

         (y) "Stock Award" means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

         (z)      "Stock Option" means an option granted under SECTION 4.

         (aa) "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

         (bb) "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

         (cc) "1991 Plan" means the Insurance Auto Auctions, Inc. 1991 Stock Option Plan as restated and amended through June 19, 2002.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.